UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 23, 2016

IDI, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-158336	77-0688094
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2650 North Military Trail, Suite 300, Boca Raton, Florida		33431
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	561-757-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

This Current Report on Form 8-K is being filed for the sole purpose of filing as an exhibit an opinion (the "Opinion") delivered to IDI, Inc. (the "Company") by Akerman LLP in connection with the previously announced sale by the Company of 1,000,000 shares of the Company's common stock, par value $0.0005 per share, which sale closed today. The Opinion is being filed herewith in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act of 1933 and is incorporated by reference into the Company's Registration Statement on Form S-3 (Registration No. 333-205614).

Item 9.01 Financial Statements and Exhibits.

Exhibit No. Exhibit

5.1 Opinion of Akerman LLP.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDI, Inc.

May 23, 2016	By:	/s/ Derek Dubner

Name: Derek Dubner
Title: CEO

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Exhibit Index

Exhibit No.	Description

5.1	Opinion of Akerman LLP.